NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS AND NEITHER THIS NOTE NOR ANY INTEREST THEREIN NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

SECURED CONVERTIBLE PROMISSORY NOTE

Principal Amount: $250,000	Issue Date: August 26th, 2011
Maturity Date: May 31, 2012

For good and valuable consideration, Next 1 Interactive, Inc., a Nevada Corporation (“Maker”), hereby makes and delivers this Promissory Note (this “Note”) in favor of _______ or his assigns (“Holder”), and hereby agrees as follows:

ARTICLE I.
PRINCIPAL AND INTEREST; SECURITY AGREEMENT

Section 1.1             For value received, Maker promises to pay to Holder at such reasonable place as Holder may designate in writing, in currently available funds of the United States, the principal sum of Two Hundred and Fifty Thousand Dollars ($250,000.00).  Maker’s obligation under this Note shall accrue interest at the rate of Eight Percent (8.0%) per annum commencing on the first business day after the Issue Date and continuing until payment in full of the principal sum has been made or duly provided for.  Interest shall be computed on the basis of a 365-day year or 366-day year, as applicable, and actual days lapsed.

Section 1.2
a. All accrued interest then outstanding shall be due and payable by the Maker on a quarterly basis on or before the last day of Holder’s fiscal quarter, commencing on August 31, 2011 and pro-rated for the number of days left in such quarter, and continuing thereafter until the Maturity Date.

b. All payments shall be applied first to interest and then to principal and shall be credited to the Maker's account on the date that such payment, if paid electronically, is confirmed by a Fed Reference No. or, if paid by check, is received by the Holder.

c. All principal and accrued interest then outstanding shall be due and payable by the Maker to the Holder on or before May 31, 2012 (the “Maturity Date”).

d. In the event of the occurrence and continuance of an Event of Default (as defined herein), interest shall accrue on the balance due hereunder at the rate of Twelve Percent (12.0%) per annum from the date of such Event of Default until the earlier of: (i) the date such Event of Default is cured; or (ii) until all obligations hereunder are paid in full. Interest shall be computed on the basis of a 365-day year or 366-day year, as applicable, and actual days lapsed.

e. Maker shall have the right to prepay all or any part of the interest and/or principal owed under this Note at any time without penalty.

Section 1.3             This Note is issued in addition to  a previously existing Promissory Note Dated January 25th, 2010 (the “2010 Note”) issued to a third party from the Maker.

Section 1.4            As collateral security for the complete, and timely satisfaction of all present and future indebtedness, liabilities, duties, and obligations of Maker to Holder evidenced by or arising under this Note, and including, without limitation, all principal and interest payable under this Note and all reasonable attorneys’ fees, costs and expenses incurred by Holder in the collection or enforcement of the same (collectively, the “Obligations”), Maker hereby pledges, assigns and grants to Holder a continuing security interest and lien in all of Maker’s right, title and interest in and to the property, whether now owned or hereafter acquired by Maker and whether now existing or hereafter coming into existence, including the proceeds of any disposition thereof, described on Exhibit “A” attached hereto and incorporated herein by this reference (collectively, the “Collateral”).  As applicable, the terms of this Note with respect to Maker’s granting of a security interest in the Collateral to Holder shall be deemed to be a security agreement under applicable provisions of the Uniform Commercial Code (“UCC”), with Maker as the debtor and Holder as the secured party.

Section 1.5             Upon the execution and delivery of this Note, Maker authorizes Holder to file such financing statements and other documents in such offices as shall be necessary or as Holder may reasonably deem necessary to perfect and establish the priority of the liens granted by this Note, including any amendments, modifications, extensions or renewals thereof. Maker agrees, upon Holder’s request, to take all such actions as shall be necessary or as Holder may reasonably request to perfect and establish the priority of the liens granted by this Note, including any amendments, modifications, extensions or renewals thereof. Until all Obligations of Maker are satisfied hereunder, Maker shall cooperate fully with Holder in establishing and maintaining Holder’s perfection of Holder’s security interest in the Collateral, including notifying and keeping Holder apprised of any change in the location of any Collateral.  Upon satisfaction of all of the Obligations hereunder by Maker, Holder shall take all such actions as shall be necessary or as Maker may reasonably request to remove the security interest on the Collateral.

Section 1.6             With regard to the Collateral, Maker hereby represents and warrants the following to Holder, the security interest granted hereby shall be a first priority lien on the Collateral and no prior or superior liens, security interests or encumbrances exist with respect to any part of the Collateral.

Section 1.7             Covenants of Maker with regard to Collateral.  For so long as any Obligations remain outstanding:

a. Maker shall not sell, assign or transfer any of the Collateral, or any part thereof or interest therein, except in the ordinary course of its business;

b. Maker shall pay or cause to be paid promptly when due all taxes and assessments on the Collateral, unless disputed in good faith; and

c. By the Issue Date, Maker shall have notified Holder as to the current location of all of the Collateral, providing Holder with such information so that Holder may perfect and maintain the priority of its security interest therein.

Section 1.8                      Use of Collateral.  For so long as no Event of Default shall have occurred and be continuing under this Note, Maker shall be entitled to use and possess the Collateral and to exercise its rights, title and interest in all contracts, agreements, and licenses, subject to the rights, remedies, powers and privileges of Holder under this Note, provided the use, possession or exercise of the Collateral does not otherwise constitute an Event of Default.  Notwithstanding anything herein to the contrary, Maker shall remain liable to perform its duties and obligations under the contracts and agreements included in the Collateral in accordance with their respective terms to the same extent as if this Note had not been executed and delivered; the exercise by Holder of any right, remedy, power or privilege in respect of this Note shall not release the Maker from any of its outstanding duties and obligations under such contracts and agreements; and Holder shall have no duty, obligation or liability under such contracts and agreements included in the Collateral by reason of this Note, nor shall Holder be obligated to perform any of the duties or obligations of Maker under any such contract or agreement or to take any action to collect or enforce any claim (for payment) under any such contract or agreement.

ARTICLE II.
CONVERSION RIGHTS; CONVERSION PRICE

Section 2.1             Conversion. The Holder shall have the right, from time to time, commencing on the Issue Date, to convert any part of the outstanding interest or principal amount of this Note into fully paid and non-assessable shares of Common Stock (the “Common Stock”) of the Maker (the “Conversion Stock”) at the Conversion Price determined as provided herein. Promptly after delivery to Maker of a Notice of Conversion of Convertible Note in the form attached hereto as Exhibit “1” that is completed and duly executed by the Holder assigns (a “Conversion Notice”), the Maker shall issue and deliver to Holder that number of shares of Common Stock for that portion of this Note that is to be converted as set forth in the Conversion Notice.

No fraction of a share of Common Stock or scrip representing a fraction of a share of Common Stock will be issued upon conversion, but the number of shares of Common Stock issuable shall be rounded to the nearest whole share.  The date on which the Notice of Conversion is given (the “Conversion Date”) shall be deemed to be the date on which the Holder faxes (and receives confirmation of delivery for) the Notice of Conversion duly executed to the Maker.  Facsimile delivery of the Notice of Conversion shall be accepted by the Maker at facsimile number 1-888 693-0961, Attn.: [William Kerby, Chief Executive Officer and Chairman]. Certificates representing the Common Stock upon conversion will be delivered to the Holder within ten (10) Trading Days (as defined below) (“Delivery Due Date”) from the date the Notice of Conversion is received by the Maker.  Delivery of shares of Common Stock upon conversion to Holder shall be made to the address specified by the Holder in the Notice of Conversion.

Provided Maker is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Holder and in lieu of delivering physical certificates representing the Common Stock issuable upon conversion, the Maker shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system.

Section 2.2              Reserved]

Section 2.3.  Conversion; Ownership Limitation and Waiver.  The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing (i) the amount of principal and interest to be converted by (ii) the Conversion Price, provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Note or the unexercised or unconverted portion of any other security of the Maker subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 19.99% of the outstanding shares of Common Stock of the Maker.

The limitations on conversion may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior written notice to the Maker, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

Section 2.4.  Conversion Price; Adjustment. Upon any conversion of this Note, the conversion price will be determined as follows:

1.
Up until December 15th 2011 the conversion price shall be $0.012 (one and one fifth cents) per share (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Maker relating to the Maker’s securities or the securities of any Subsidiary (as defined herein) of the Maker, combinations, recapitalization, reclassifications, extraordinary distributions and similar events).

2.
From December 16th until maturity the conversion price will  equal the Variable Conversion Price (as defined herein) (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Maker relating to the Maker’s securities or the securities of any Subsidiary (as defined herein) of the Maker, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The “Variable Conversion Price” shall mean 90% of the average closing price for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date provided, however, that in no event shall the Variable Conversion Price at any time be less than Five Cents per share ($ 0.05). “Market Price” means the average of the lowest three (3) Trading Prices (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date.  “Trading Price” means, for any security as of any date, the closing bid price on the OTCBB and/or OTCQB, or other applicable trading market (the “OTCBB”) as reported by a reliable reporting service (“Reporting Service”) mutually acceptable to Maker and Holder (i.e. Bloomberg) or, if the OTCBB is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed by the National Quotation Bureau, Inc.  If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as determined by the independent accountant of the Maker.  “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

(a)           Shareholder Rights.  Nothing contained in this Note shall be construed as conferring upon the Holder or any other person or entity the right to vote or to consent or to receive notice as a shareholder in respect of meeting of shareholders for the election of directors of the Maker or any other matters or any rights whatsoever as a shareholder of the Maker; and no dividends shall be payable or accrued in respect of this Note.

(b)           Adjustment.  Upon the occurrence of a stock split or stock dividend, the number of shares of Common Stock issuable upon conversion of the Note shall be equitably adjusted.

(c)           Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Maker shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Maker is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Maker), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Maker, then Holder shall have the right thereafter to receive, upon conversion of this Note, the number of shares of common stock of the successor or acquiring corporation or of the Maker, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock into which this Note is convertible immediately prior to such event.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, Maker shall use it commercially reasonable best efforts to cause the successor or acquiring corporation (if other than the Maker) to assume the observance and performance of each and every covenant and condition of this Note to be performed and observed by the Maker and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Maker) in order to provide for adjustments of the number of shares of common stock into which this Note is convertible which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 2.4(c).  For purposes of this Section 2.4(c), “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 2.4(c) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

(d)           Notice of Adjustment.  Whenever the number of shares of Common Stock or number or kind of securities or other property issuable upon the conversion of this Note or the Conversion Price is adjusted, as herein provided, the Maker shall promptly mail by registered or certified mail, return receipt requested, to the Holder of this Note notice of such adjustment or adjustments setting forth the number of shares of Common Stock (and other securities or property) issuable upon the conversion of this Note and the Conversion Price of such shares of Common Stock (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.  Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

Section 2.5.  Notice of Corporate Action.  If at any time:

(a)           the Maker shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)           there shall be any capital reorganization of the Maker, any reclassification or recapitalization of the capital stock of the Maker or any consolidation or merger of the Maker with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Maker to, another corporation or,

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Maker;

then, in any one or more of such cases, the Maker shall give to Holder (i) at least thirty (30) days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least thirty (30) days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify (x) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (y) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Maker and delivered in accordance with Section 5.1.

Section 2.6.  Restrictions on Securities. This Note has been issued by the Maker pursuant to the exemption from registration under the Securities Act of 1933, as amended (the “Act”). None of this Note or the shares of Common Stock issuable upon conversion of this Note may be offered, sold or otherwise transferred unless (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Maker shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to Maker) to the effect that such sale or transfer is exempt from the registration requirements of the Act. Each certificate for shares of Common Stock issuable upon conversion of this Note that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the applicable legend, shall bear a legend substantially in the following form, as appropriate:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Upon the request of Holder to remove the foregoing legend from the stock certificate, if any, representing any shares of Common Stock issuable upon conversion of this Note, the Maker shall remove the foregoing legend from such certificate or issue to Holder a new stock certificate free of any transfer legend if (a) with such request, the Maker shall have received an opinion of counsel, reasonably satisfactory to the Maker in form, substance and scope, to the effect that any such legend may be removed from such stock certificate or (b) a registration statement under the Act covering such securities is in effect.

Section 2.7.  Reservation of Common Stock.

(a)           The Maker covenants that during the period the Note is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock of the Maker upon the Conversion of the Note.  The Maker further covenants that its issuance of this Note shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary stock certificates for shares of Common Stock of the Maker issuable upon the conversion of this Note.  The Maker will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of the Act or applicable state laws, or of any requirements of the OTCBB (or such other principal market upon which the Common Stock of the Maker may be listed or quoted).

(b)           The Maker shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment.  Without limiting the generality of the foregoing, the Maker will (a) take all such action as may be necessary or appropriate in order that the Maker may validly and legally issue fully paid and nonassessable shares of Common Stock upon the conversion of this Note, and (b) use its commercially reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Maker to perform its obligations under this Note.

(c)           Upon the request of Holder, the Maker will at any time during the period this Note is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Note and the obligations of the Maker hereunder.

(d)           Before taking any action which would result in an adjustment in the number of shares of Common Stock into which this Note is convertible or in the Conversion Price, the Maker shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e)           If at any time the Maker does not have a sufficient number of authorized and available shares of Common Stock for issuance upon conversion of the Note, then the Maker shall call and hold a special meeting of its stockholders within forty-five (45) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

Section 3.1.  The Holder represents and warrants to the Maker:

(a) The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the Common Stock issuable upon conversion hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws or similar laws relating to the sale of securities;

(b) That Holder understands that none of this Note or the Common Stock issuable upon conversion hereof have been registered under the Act in reliance upon the exemptions from the registration provisions of the Act and any continued reliance on such exemption is predicated on the representations of the Holder set forth herein;

(c) Holder (i) has adequate means of providing for his current needs and possible contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risks of an investment in this Note for an indefinite period, (iv) at the present time, can afford a complete loss of such investment, and (v) does not have an overall commitment to investments which are not readily marketable that is disproportionate to Holder’s net worth, and Holder’s investment in this Note will not cause such overall commitment to become excessive;

(d) Holder is an “accredited investor” (as defined in Regulation D promulgated under the Act) and the Holder’s total investment in this Note does not exceed 10% of the Holder’s net worth; and

(e) Holder recognizes that an investment in the Maker involves significant risks and only investors who can afford the loss of their entire investment should consider investing in the Maker and this Note.

Section 3.2             The Maker represents and warrants to Holder:

(a) Organization and Qualification.  The Maker and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.   The Maker and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.  “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Maker or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.  “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Maker owns, directly or indirectly, at least fifty one percent (51%) of the outstanding equity or other ownership interest.

(b) Authorization; Enforcement.  (i) The Maker has all requisite corporate power and authority to enter into and perform this Note and to consummate the transactions contemplated hereby and to issue the Common Stock, in accordance with the terms hereof, (ii) the execution and delivery of this Note by the Maker has been duly authorized by the Maker’s Board of Directors and no further consent or authorization of the Maker, its Board of Directors, or its shareholders is required, (iii) this Note has been duly executed and delivered by the Maker by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Note and the other documents executed in connection herewith and bind the Maker accordingly, and (iv) this Note constitutes, a legal, valid and binding obligation of the Maker enforceable against the Maker in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c) Capitalization.  As of the date hereof, the authorized capital stock of the Maker consists of 200,000,000 shares of Common Stock, $0.00001 par value per share, of which 82,892,713 shares are issued and outstanding.  No shares of Common Stock of the Maker are subject to preemptive rights or any other similar rights.

(d) Issuance of Shares.  The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Note, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof (except for those imposed by the federal and state securities laws of the United States) and shall not be subject to preemptive rights or other similar rights of shareholders of the Maker and will not impose personal liability upon the Holder.

(e) Acknowledgment of Dilution.  The Maker understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of this Note.

(f) No Conflicts.  The execution, delivery and performance the Note by the Maker and the consummation by the Maker of the transactions contemplated hereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws of the Maker or (ii) violate or conflict with, or result in a breach of any provision of, or constitute an Event of Default (or an event which with notice or lapse of time or both could become an Event of Default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or instrument to which the Maker or any of its Subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

(g) SEC Documents.  The Maker has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (“SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(h) Absence of Litigation.  There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body against or affecting the Maker or any of its Subsidiaries that could have a Material Adverse Effect.

(i) No Integrated Offering.  The issuance of the Conversion Stock to the Holder will not be integrated with any other issuance of the Maker’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Maker or its securities.

(j) No Investment Company.  The Company is not, and upon the issuance and sale of the Conversion Stock as contemplated by this Note will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”).  The Maker is not controlled by an Investment Company.

ARTICLE IV.
EVENTS OF DEFAULT

Section 4.1.     Default.  The following events shall be defaults under this Note (“Events of Default”):

(a)           default in the due and punctual payment of all or any part of any payment of interest or the principal amount as and when such amount or such part thereof shall become due and payable hereunder; provided, however, that such failure shall not result in an Event of Default to the extent such payment is made on or before the fifth (5th) business day after the due date; or

(b)           failure on the part of the Maker duly to observe or perform in all material respects any of the covenants or agreements on the part of the Maker contained herein (other than those covered by clause (a) above) for a period of thirty (30) business days after the date on which written notice specifying such failure, stating that such notice is a “Notice of Default” hereunder and demanding that the Maker remedy the same, shall have been given by the Holder by registered or certified mail, return receipt requested, to the Maker; or

(c)           any representation, warranty or statement of fact made by the Maker herein when made or deemed to have been made, false or misleading in any material respect; provided, however, that such failure shall not result in an Event of Default to the extent it is corrected by the Maker within a period of ten (10) business days after the date on which written notice specifying such failure, stating that such notice is a “Notice of Default” hereunder and demanding that the Maker remedy same, shall have been given by the Holder by registered or certified mail, return receipt requested; or

(d)           any of the following actions by the Maker pursuant to or within the meaning of Title 11 of the U.S. Code or any similar federal or state law for the relief of debtors (collectively, the “Bankruptcy Law”): (A) commencement of a voluntary case or proceeding, (B) consent to the entry of an order for relief against it in an involuntary case or proceeding, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law (each, a “Custodian”), of it or for all or substantially all of its property, (D) a general assignment for the benefit of its creditors, or (E) admission in writing its inability to pay its debts as the same become due; or

(e)           entry by a court of competent jurisdiction of an order or decree under any Bankruptcy Law that: (A) is for relief against the Maker in an involuntary case, (B) appoints a Custodian of the Maker or for all or substantially all of the property of the Maker, or (C) orders the liquidation of the Maker, and such order or decree remains unstayed and in effect for one hundred twenty (120) days; or

(f)           The Borrower shall cease to be subject to the reporting requirements of the Exchange Act; or

(g)           the Maker shall (i) fail to maintain quotation or listing of its Common Stock on the OTCBB or an equivalent replacement exchange for any period of thirty (30) days or longer or (ii) be suspended from trading on any electronic quotation system upon which the Common Stock of the Maker may be quoted for any period of time.

Section 4.2.                      Remedies Upon Event of Default.  Upon the occurrence of an Event of Default by Maker under this Note, then, in addition to all other rights and remedies at law or in equity, Holder may exercise any one or more of the following rights and remedies:

a.           Accelerate the time for payment of all amounts payable under this Note by written notice thereof to Maker, whereupon all such amounts shall be promptly due and payable;

b.           Pursue and enforce all of the rights and remedies provided to a secured party with respect to the Collateral under the Uniform Commercial Code;

c.           Make such appearance and take such action as Holder deems necessary, in its sole discretion, to protect Holder’s interest, including, but not limited to, (i) entry upon the Maker’s property to make repairs to the Collateral and (ii) procurement of satisfactory insurance.  Any amounts disbursed by Holder pursuant to this Section, with interest thereon, shall become additional indebtedness of the Maker secured by this Note and shall bear interest from the date of disbursement at the annual rate stated in this Note.  Nothing contained in this Section shall require Holder to incur any expense or take any action;

d.           Require Maker to assemble the Collateral and make it available to the Maker at the place to be designated by the Holder which is reasonably convenient to both parties. The Holder may sell all or any part of the Collateral as a whole or in part either by public auction, private sale, or other method of disposition.  The Holder may bid at any public sale on all or any portion of the Collateral.  Unless the Collateral threatens to decline speedily in value, Holder shall give Maker reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Collateral is to be made, and notice given at least fifteen (15) days before the time of the sale or other disposition shall be conclusively presumed to be reasonable; and

e.           Pursue any other rights or remedies available to Holder at law or in equity.

Section 4.3.  Payment of Costs. The Maker shall promptly reimburse the Holder for any and all reasonable costs and expenses, including reasonable attorneys’ fees and disbursement and court costs, incurred by the Holder in collecting or otherwise enforcing this Note or in attempting to collect or enforce this Note.

Section 4.4.  Powers and Remedies Cumulative; Delay or Omission Not Waiver of Event of Default.  No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy available to Holder under applicable law, and every such right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.  No delay or omission of the Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by this Note or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Holder.

Section 4.5.  Waiver of Past Defaults.  The Holder may waive any past default or Event of Default hereunder and its consequences, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 4.6.  Waiver of Presentment etc.  The Maker hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein.

ARTICLE V.
MISCELLANEOUS

Section 5.1.  Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail.  For the purposes hereof, the address of the Holder shall be Peter Gray_; and the address of the Maker shall be 2690 Weston Road, Suite 200, Weston, FL 33331.  The Maker shall accept facsimile notice at the following number 1888 693 0961 Attn.: [William Kerby, Chief Executive Officer and Chairman].  Both the Holder and the Maker may change the address for service by delivery of written notice to the other as herein provided.

Section 5.2. Amendment. This Note and any provision hereof may be amended only by an instrument in writing signed by the Maker and the Holder.

Section 5.3. Assignability. This Note shall be binding upon the Maker and its successors and assigns and shall inure to be the benefit of the Holder and its successors and assigns; provided, however, that so long as no Event of Default has occurred, this Note shall only be transferable in whole subject to the restrictions contained in the restrictive legend on the first page of this Note.

Section 5.4. Governing Law; Venue. This Note shall be governed by the internal laws of the State of Florida, without regard to conflicts of laws principles.  Any action brought by Holder or Maker against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of Florida or in the federal courts located in the state of Florida.  Holder and Maker hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  Holder and Maker agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.

Section 5.5. Replacement of Note. The Maker covenants that upon receipt by the Maker of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it such as the posting of a bond, and upon surrender and cancellation of such Note, if mutilated, the Maker will make and deliver a new Note of like tenor.

Section 5.6. Severability. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

Section 5.7. Headings. The headings of the sections of this Note are inserted for convenience only and do not affect the meaning of such section.

Section 5.8. Counterparts.  This Note may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

     IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Maker as executed this Note as of the date first written above.

NEXT 1 INTERACTIVE, INC.

By:
Its:

EXHIBIT 1

CONVERSION NOTICE

(To be executed by the Holder in order to Convert the Note)

TO:

The undersigned  hereby  irrevocably elects to convert US$______________ of the principal amount  of the  above  Note  into  shares  of  Common  Stock  of Next 1 Interactive, Inc.,  according to the conditions  stated therein,  as of the Conversion Date written below.  If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Maker in accordance therewith.  No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion Date:  ___________________________________________

Applicable Conversion Price:  $____________

Signature:

Name:

Address:

Tax I.D. or Soc. Sec. No:

Principal Amount to be converted:
US$________________________________________

Amount of Note unconverted:
US$________________________________________

Number of shares of Common Stock to be issued:   ________________________

Exhibit “A”

Collateral

All assets in which Next 1 Interactive, Inc., a Nevada Corporation, has any right, title, or interest, regardless of the manner in which such items are formally held or titled, including, but not limited to, the following, all as defined in the Nevada Uniform Commercial Code - Secured Transactions (Nevada Revised Statutes (“NRS”) §§ 104.9101 et. seq.) as of the date of the Note, and as the same may be amended hereafter:

(1) Accounts, as defined in NRS 104.9102(1)(a)

(2) Cash proceeds, as defined in NRS 104.9102(1)(I)

(3) Chattel paper, as defined in NRS 104.9102(1)(k)

(4) Commercial tort claims, as defined in NRS 104.9102(1)(m)

(5) Commodity accounts and commodity contracts, as defined in NRS 104.9102(1)(n) and NRS 104.9102(1)(o), respectively,

(6) Deposit accounts, as defined in NRS 104.9102(1)(cc)

(7) Documents, as defined in NRS 104.9102(1)(dd)

(8) Electronic chattel paper, as defined in NRS 1049102(1)(ee)

(9) Equipment, as defined in NRS 104.9102(1)(gg)

(10) General intangibles, as defined in NRS 104.9102(1)(pp)

(11) Goods, as defined in NRS 104.9102(1)(rr)

(12) Instruments, as defined in NRS 104.9102(1)(uu)

(13) Inventory, as defined in NRS 104.9102(1)(vv)

(14) Investment property, as defined in NRS 104.9102(1)(ww)

(15) Letter-of-credit right, as defined in NRS 104.9102(1)(yy)

(16) Noncash proceeds, as defined in NRS 104.9102(1)(fff)

(17) Payment intangible, as defined in NRS 104.9102(1)(iii)

(18) Proceeds, as defined in NRS 104.9102(1)(lll)

(19) Promissory notes, as defined in NRS 104.9102(1)(mmm)

(20) Record, as defined in NRS 104.9102(1)(qqq)

(21) Software, as defined in NRS 104.9102(1)(www)

(22) Supporting obligations, as defined in NRS 104.9102(1)(yyy)

(23) Tangible chattel paper, as defined in NRS 104.9102(1)(zzz)

(24) The following, as defined in NRS 104.9102(2): certificated securities, contracts for sale, leases, lease agreements, lease contracts, leasehold interests, letters of credit, negotiable instruments, notes, proceeds of letters of credit, securities, security certificates, security entitlements, and uncertificated securities.

In addition, the Collateral shall include all copyrights, all patents and patent applications (including the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations in-part thereof), all trade names, trademarks and service marks, logos, trademark and service mark registrations (including all renewals of trademark and service mark registrations, and all rights corresponding thereto throughout the world together, in each case, with the goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark, but excluding any such registration that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Collateral), all inventions, processes, production methods, proprietary information, know-how and trade secrets, all licenses or user or other agreements granted to the Maker with respect to any of the foregoing, in each case whether now or hereafter owned or used (including the licenses or other agreements with respect to any of the foregoing).